Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 6/16/03


Blended Coupon 6.6923%


Excess Protection Level
3 Month Average   5.68%
July, 2000   6.16%
June, 2000   5.06%
May, 2000   5.83%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.49%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,529,119,458.18